EXHIBIT 99.7
                                 ------------

                Computational Materials and/or ABS Term Sheet.


-----------------------------------------------------------------------------------------------------------------------------------
 BEAR                                     FASTrader                                                               09/29/2005 13:37
STEARNS                             CWHL-0526 F1 (2-A-1)                                                                   nesmith
                                                                                                                       Page 1 of 2
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         CWHL-0526 F1 (2-A-1)
-------------------------------------------------------------------------------
Dated Date:           9/1/05                  Pricing
Trade Date:           9/15/05              WAC:     .00
Settle Date:          9/30/05              WAM:     360.00
Date of 1st CF:       10/25/05             Type:
                                     ------------------------------------------
Pmts Per Year:                               Collateral
Manager:              BEAR            GROUP:   G:G01
Face:                 500,007,523.48  CNWAC:   5.74
Speed Assumpt.:                       CGWAC:   5.94
-------------------------------------
       Monthly Prepayment             Range:   .00 - .00
       Date       PSA    CPR          CWAM:    9/1/35
       Sep-2005   .00                 Range:   1/1/01 - 1/1/01
                                      Av. Age: .00
                                      -----------------------------------------
                                       Cumulative Prepayment
                                        Date      PSA     CPR
                                        1 Mo      .00
                                        3 Mo      .00
                                        6 Mo      .00
                                       12 Mo      .00
-------------------------------------------------------------------------------
                            Deal Comments
-------------------------------------------------------------------------------
                            Tranche Details
Des:                  F1             P-Des:        F1
Cusip:                126694MY1      Description:  SENIOR/FLOATING RATE
Orig. Bal:            60,743,016.00  Current Bal:  60,743,016.00
Factor:               1.00           As of:        1/1/01
Coupon:               4.09           Cpn Mult.:
Cap:                                 Floor.:
Last Reset:           1/1/01         Next Reset:   10/23/05
Delay Days:           0              Stated Mat:
Current Pac:                         Original Pac:
S&P:                                 Fitch:
Moody:                               Duff:
-------------------------------------------------------------------------------
                            Coupon Formulas
       Formula
       -----------------------------------------------------------------
       1.0 x 1M_LIB + 0.35              Cap 7.5 @ 7.15 Floor 0.35 @ -0.0
-------------------------------------------------------------------------------

USD Swap       1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
               3.86  4.05  4.22  4.41  4.52  4.55  4.57  4.60  4.63  4.66
USD Swap       8yr   9yr   10yr  11yr  12yr  13yr  14yr  15yr  20yr  30yr
               4.69  4.72  4.75  4.78  4.81  4.83  4.86  4.88  4.95  5.00
-------------------------------------------------------------------------------




Settlement Date:  9/30/2005  Valuation Date:  9/29/2005  Yield Curve:  USD Swap
-------------------------------------------------------------------------------

                                    Results
----------------------------------------------------------------------------------------
     1M_LIB                 3.75000       3.75000    3.75000     3.75000      3.75000
     Prepay                  0% PSA        100% PSA   300% PSA    400% PSA      500% PSA
----------------------------------------------------------------------------------------
Price     99:20     Yield      4.16            4.18       4.22        4.23          4.25
Price     99:24     Yield      4.15            4.17       4.19        4.20          4.21
Price     99:28     Yield      4.15            4.15       4.16        4.17          4.17
Price     100: 0    Yield      4.14            4.14       4.14        4.13          4.13
Price     100: 4    Yield      4.13            4.12       4.11        4.10          4.10
Price     100: 8    Yield      4.12            4.10       4.08        4.07          4.06
Price     100:12    Yield      4.11            4.09       4.05        4.04          4.02
----------------------------------------------------------------------------------------


            ----------------------------------------------------------------
            Security                   % of Orig. Bal        Face Value
            ----------------------------------------------------------------
            CWHL-0526 F1 (2-A-1)       100.00                60,743,016.00
            ----------------------------------------------------------------


F.A.S.T.                  This information should be considered only after
--------                  reading Bear Stearns' Statement Regarding
Financial Analytics &     Methodology, Criteria, Assumptions, and Limitations
Structured Transactions   of BondStudio(R) ("the Statement"), which should be
                          attached. Do not use or rely on this information if you have not received and reviewed the Statement.
                          You may obtain a copy of the Statement from your sales representative.


-----------------------------------------------------------------------------------------------------------------------------------
 BEAR                                     FASTrader                                                               09/29/2005 13:37
STEARNS                             CWHL-0526 F1 (2-A-1)                                                                   nesmith
                                                                                                                       Page 2 of 2
----------------------------------------------------------------------------------------------------------------------------------

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

  Global Assumptions

Settlement Date : 30-Sep-2005
Pricing Date : 29-Sep-2005
Use Actual Factor
Ending Factor Date: 09/09/9999
Multiple
-----------------------------------------------------------------------------------------------------------
USD Swap       1mo       3mo      6mo       1yr       2yr       3yr       4yr       5yr      6yr       7yr
-----------------------------------------------------------------------------------------------------------
               3.860     4.054    4.216     4.407     4.517     4.548     4.573     4.598    4.631     4.659
-----------------------------------------------------------------------------------------------------------
USD Swap       8yr       9yr      10yr      11yr      12yr      13yr      14yr      15yr     20yr      30yr
-----------------------------------------------------------------------------------------------------------
               4.688     4.716    4.747     4.778     4.809     4.834     4.858     4.882    4.954     4.999
-----------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------

SPECIAL PARAMETERS
-------------------------------------------------------------------------------

     -------------------------------------------------
     Scenario             Prepay               1M_LIB
     -------------------------------------------------
        1                0.000000 PSA          3.75000
     -------------------------------------------------
        2              100.000000 PSA          3.75000
     -------------------------------------------------
        3              300.000000 PSA          3.75000
     -------------------------------------------------
        4              400.000000 PSA          3.75000
     -------------------------------------------------
        5              500.000000 PSA          3.75000
     -------------------------------------------------






F.A.S.T.                  This information should be considered only after
--------                  reading Bear Stearns' Statement Regarding
Financial Analytics &     Methodology, Criteria, Assumptions, and Limitations
Structured Transactions   of BondStudio(R) ("the Statement"), which should be
                          attached. Do not use or rely on this information if you have not received and reviewed the Statement.
                          You may obtain a copy of the Statement from your sales representative.